UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21102
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(Exact name of registrant as specified in charter)
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)
CLIFFORD E. LAI, PRESIDENT
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1 (800) Hyperion
Date of fiscal year end: November 30
Date of reporting period: November 30, 2007

Item 1. Reports to Shareholders.

The Hyperion
Brookfield
Strategic
Mortgage
Income
Fund Inc.

Annual Report

November 30, 2007

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio Composition (Unaudited)

The chart that follows the allocation of the Fund’s holdings by asset category as of November 30, 2007.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Portfolio of Investments as of November 30, 2007*

* As a percentage of total investments.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2007

Dear Stockholder:

We welcome this opportunity to provide you with information about The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”) for the fiscal year ended November 30, 2007. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HSM”.

Description of the Fund

The Fund is a diversified closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities that offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment-grade mortgage-backed securities (“MBS”) including Agency MBS, non-Agency residential MBS (“RMBS”), and commercial MBS (“CMBS”), and may invest up to 20% of its total assets in U.S. Government securities, cash or other short-term instruments.

Portfolio Performance

For the fiscal year ending November 30, 2007, shareholders realized a total investment return of -22.54%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.98 on November 30, 2007, the Fund’s shares have a current yield of 10.82%, which was 7.43% higher than the 3.39% yield of the 5-Year U.S. Treasury note. This was also competitive with the yields of other multi-sector bond funds in its category.

The Fund’s net asset value (“NAV”) declined 20.78% over the period. The decline was a result of the higher interest rate environment and widening yield spreads and not due to unexpected credit impairments of the Fund’s holdings. Since we intend to hold these securities to maturity, we would expect, barring any unforeseen credit events in the future, that these securities will recover toward price levels as seen before the market disruption.

As of November 30, 2007, the Fund, inclusive of the effect of leverage, was managed with an average duration of 5.1 years, as measured on a net asset basis (a bond’s duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal).

Fixed Income Market Environment

The current market turmoil began with the deterioration of subprime residential mortgages, and its stepwise progression resulted in a general disruption of the credit markets to a magnitude not seen at least in our lifetimes.

The market disruption began in early 2007, when subprime mortgage originators were no longer able to obtain funds to originate new and refinance existing residential mortgages. Subprime borrowers, who had planned to rely on refinancing and continued home price appreciation to offset higher interest charges on their mortgages, began to default on their mortgages and delinquencies began to increase. By the end of the year, subprime borrowers had virtually no affordable access to the financing markets.

Next was the decline in pricing of ABS backed by subprime loans. As delinquencies and losses in these securitizations began to soar, the prices of ABS began to decline.

Then, a highly leveraged hedge fund sponsored by a large broker-dealer that held some of these ABS was forced into liquidation. At a 30-to-1-times leverage ratio, $1.00 of equity supported $30 of assets, which meant that a two percent decline in the value of the assets resulted in a $0.60 of loss in equity ($30 times 2%). The $0.60 of loss represents a 60% loss in value of the one dollar of equity. Rather than meet a margin call of $0.60 per $1.00 of invested equity, the hedge fund liquidated a large portion of its balance sheet to meet the leverage requirements.

As there are many vehicles leveraged between 20 to 30 times, the price discovery of a two percent decline in value of certain assets compounded with the liquidation of the above mentioned hedge fund caused further declines in asset values. This, in turn, triggered a chain reaction throughout the market affecting all leveraged portfolios. These portfolios were forced to sell whatever they could to meet the more stringent margin calls, as the value of their leveraged assets declined. The selling was not just limited to subprime

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2007

ABS securities, but affected any security that could be sold for a reasonable price, including U.S. Government Agency securities, corporate bonds and high yield bonds.

What followed was a chain reaction of:

•	Declining asset prices across all asset types.

•	Recognized losses resulting from the non-cash write-downs of assets and negative earnings impact on the books of financial institutions.

•	Liquidity, particularly through reverse repurchase financing, becoming far less available.

•	Liquidation of highly leveraged portfolios, including structured investment vehicles (“SIVs”) and asset-backed commercial paper conduits (“ABCPs”), which put further downward pressure on asset prices.

•	Money market funds’ ability to maintain a constant $1 NAV was threatened by declining asset prices, even on AAA-rated securities, causing money market fund sponsors to ‘backstop’ shareholders.

•	Rapidly declining fundamentals in the housing sector as a result of declining home prices.

•	Rating agencies downgrading the vast majority of 2006 to 2007 subprime, floating-rate securities rated single-A and below and placing even some AAA-rated securities on watch.

•	Rating agencies making significant ratings cuts within collateralized debt obligations (“CDOs”), even on AAA-rated securities.

•	A disintermediation of lending and securities markets, resulting in a virtual shut down in non-Agency residential mortgage-backed securities (“RMBS”) lending and securitization.

•	Financing difficulties for commercial real estate, corporate bank loans and corporate bridge loans, as losses at financial institutions curtailed any new financing activity.

This is by no means an exhaustive list of ramifications stemming from the crisis that was once thought to be contained within the subprime market. This list underscores the extent of the crisis, which could get even worse if bond insurers were to lose their AAA-credit rating, which would have a far reaching impact on the insured municipal bond market.

In our minds, there are several events that need to occur to turn the market around:

1.	Financial institutions must write down the losses on their books, which we expect to see in the fourth quarter 2007 earnings releases for these companies.

2.	Financial institutions must raise capital through equity, preferred stock or convertible preferred stock to replace the written down assets with new capital.

3.	The ranges of home price declines and economic performance must become more predictable.

We expect the housing downturn to result in a 10% to 15% home price depreciation over the next three years, with home prices reaching a bottom in 2010 and 2011. In this regard, we disagree with many market players who expect the bottom of the housing market between 2008 and 2009. As a result, unsold inventory and mortgage delinquencies are likely to continue to rise, with foreclosure inventory expected to more than double. Currently, U.S. government sponsored enterprises, such as Fannie Mae and Freddie Mac, are responsible for nearly 75% to 90% of the current origination volume, up substantially from 40% in 2006. Unfortunately, this means that borrowers who do not qualify under the Agency programs do not have access to financing. At the margin, this lack of lending is adding pressure to the housing market through reduced demand, and we expect that this will compound inventory build-up and housing price declines.

We believe that the problems plaguing the markets will continue through the first half of 2008, and this will result in continued market volatility. However, opportunities are clear and plentiful, given that today’s market yields price in far greater fundamental

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2007

declines than generally forecasted. AAA-rated securities that were once available at 6% yields, can now be purchased at 12% to 18% yields, which implies cumulative home price declines of more than 20% over the next three years nationwide.

The RMBS sector was not the only sector with weaker price performance, as prices of commercial mortgage-backed securities (“CMBS”) also decreased during the year. While commercial real estate fundamentals continue to be positive, we are closely monitoring this market for any spillover effects from the residential housing markets. Our view is that CMBS fundamentals are stronger than RMBS fundamentals, largely due to the cash equity requirement that exists in commercial lending, stricter screening of borrowers and the property appraisals required by commercial loan underwriters, as well as the ability to control the property in a workout situation.

Portfolio Strategy

Widening yield spreads across the different sectors as a result of the recent credit turmoil have caused our NAV to decline. As is customary during market disruptions, there is no price discrimination between strong and weak securities, as all securities are being priced lower regardless of their individual merits. We continually evaluate the securities in the Fund’s portfolio, and based on that review, we believe that the quality of our securities is excellent and difficult to replace in today’s market with respect to credit strength, security structure and expected returns.

A large portion of the Fund is invested in high quality, highly rated securities. As of November 30, 2007, approximately 85% of the Fund’s securities were rated investment grade, while only approximately 15% of the Fund’s securities were rated below investment grade. Approximately 45% of the portfolio’s holdings consisted of U.S. Treasury securities and Agency MBS. Agency MBS are securities that have been guaranteed by an agency of the U.S. government or by U.S. government sponsored enterprises. Owners of Agency MBS are guaranteed the timely payment of principal and interest, which gives the securities the equivalent of an AAA credit rating. Further, the portfolio has only a 0.01% exposure to second lien loans.

One of our main priorities in managing the Fund is the continued surveillance of the portfolio’s RMBS and CMBS credit exposures. Fortunately, we anticipated the deterioration in the residential credit sector back in 2005. Hence, the portfolio has a less than 1% exposure to subprime residential mortgages. Approximately 16% of the Fund’s exposure is to non-Agency securities backed by prime residential mortgage loans. The prime holdings are seasoned and concentrated in older vintage securities, issued between 2002 to 2005, and backed by fixed-rate mortgage loans. Fixed-rate mortgage loans made to prime borrowers have not shown the same deteriorating performance as floating-rate mortgage loans. The superior performance of fixed-rate mortgage loans is due to low loan-to-value ratios and higher documentation requirements, including borrower income verification. As well, we believe that the Fund’s CMBS holdings are fundamentally strong. The portfolio’s securities have been performing in line with their original underwriting expectations.

Finally, with approximately 45% of the portfolio allocated to Agency MBS and U.S. Treasuries, we are in a good position to take advantage of the dislocations occurring in the market, and we continue to look for investment opportunities in the RMBS and CMBS markets.

We believe that the current dislocations in the structured mortgage markets are temporary and that yield spreads will be narrower in the future. We have been diligent over the last 18 months in avoiding what we perceive to be the problems the market is facing today. In our minds, today’s market environment offers an excellent opportunity to deploy capital and take advantage of an attractive investment environment.

Conclusion

We remain committed to the Fund and its stockholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We appreciate the opportunity to serve your investment needs.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2007

CLIFFORD E. LAI
President,
The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.
Chairman,
Hyperion Brookfield Asset Management, Inc.

MICHELLE RUSSELL DOWE
Portfolio Manager
The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.
Managing Director,
Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
			Principal
Portfolio of Investments	Interest		Amount		Value
November 30, 2007	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 68.7%
U.S. Government Agency Pass-Through Certificates – 52.7%
Federal Home Loan Mortgage Corporation
Pool C69047	7.00%	06/01/32	$916		$959,149
Pool H01847	7.00	09/01/37	2,664	@	2,746,834
Pool G01466	9.50	12/01/22	827		902,973
Pool 555559	10.00	03/01/21	731		829,849

					5,438,805

Federal National Mortgage Association
Pool 694391	5.50	03/01/33	3,266		3,279,442
Pool 753914	5.50	12/01/33	6,160		6,185,794
Pool 955347	5.83	10/01/37	2,077	@	2,111,630
Pool 949293	5.88	10/01/37	1,997	@	2,030,784
Pool 754355	6.00	12/01/33	2,477		2,524,158
Pool 761836	6.00	06/01/33	2,397		2,445,015
Pool 763643	6.00	01/01/34	5,310		5,405,830
Pool 255413	6.50	10/01/34	5,945	@	6,127,133
Pool 795367	6.50	09/01/34	2,006		2,067,600
Pool 809989	6.50	03/01/35	2,378		2,448,100
Pool 945836	6.50	08/01/37	4,999		5,110,772
Pool 948362	6.50	08/01/37	4,970		5,081,449
Pool 650131	7.00	07/01/32	1,179		1,239,489
Pool 887431	7.50	08/01/36	738		766,968
Pool 398800	8.00	06/01/12	358		371,560
Pool 827854	8.00	10/01/29	1,614		1,730,231
Pool 636449	8.50	04/01/32	1,399		1,505,009
Pool 823757	8.50	10/01/29	2,537		2,731,446
Pool 458132	9.49	03/15/31	1,145		1,259,978

					54,422,388

Total U.S. Government Agency Pass-Through Certificates
(Cost – $59,887,548)					59,861,193

U.S. Treasury Obligations – 16.0%
United States Treasury Notes	4.50	02/15/16	3,000	@	3,127,266
United States Treasury Notes	4.50	05/15/17	14,500	@	15,095,863

Total U.S. Treasury Obligations
(Cost – $17,134,969)					18,223,129

Total U.S. Government & Agency Obligations
(Cost – $77,022,517)					78,084,322

ASSET-BACKED SECURITIES – 7.6%
Housing Related Asset-Backed Securities – 6.2%
Asset Backed Funding Certificates
Series 2005-AQ1, Class B1* (b) (c)	5.75/6.25	06/25/35	993		555,495
Series 2005-AQ1, Class B2* (b) (c)	5.75/6.25	06/25/35	1,050		683,235

					1,238,730

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
				Principal
Portfolio of Investments	Interest			Amount	Value
November 30, 2007	Rate		Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FFH2C, Class B1* (a) (d)	8.29	†%	06/25/34	$525	$21,009
Green Tree Financial Corp.
Series 1995-6, Class M1	8.10		09/15/26	4,325	4,498,809
Mid-State Trust Series 2004-1, Class M2	8.11		08/15/37	1,179	1,178,415
Structured Asset Investment Loan Trust
Series 2004-4, Class B* (b) (c) (d)	5.00/5.50		04/25/34	496	24,166

Total Housing Related Asset-Backed Securities
(Cost – $8,588,433)					6,961,129

Non-Housing Related Asset-Backed Securities – 1.4%
Airplanes Pass Through Trust
Series 1R, Class A8
(cost $1,571,994)	5.03	†	03/15/19	1,699	1,605,884

Total Asset-Backed Securities
(Cost – $10,160,427)					8,567,013

COMMERCIAL MORTGAGE BACKED SECURITIES – 25.4%
Banc America Commercial Mortgage, Inc.
Series 2007-2, Class L	5.37		04/10/49	1,127	561,573
Series 2007-2, Class K	5.70		04/10/49	3,000	1,736,298
Series 2006-1, Class J*	5.78		09/10/45	1,000	678,836

					2,976,707

Bear Stearns Commercial Mortgage Securities
Series 2006-PWR13, Class K	5.26		09/11/41	347	183,205
Series 2006-PWR11, Class H*	5.46		03/11/39	1,100	744,458
Series 2006-PWR13, Class H	6.03		09/11/41	2,450	1,702,679
Series 1999-C1, Class D	6.53		02/14/31	2,500	2,541,978

					5,172,320

CD 2006 CD2
Series 2006-CD2, Class J*	5.47		01/15/46	1,000	674,539
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*	5.15		09/15/39	513	314,184
Series 2006-C4, Class M*	5.15		09/15/39	565	325,513
Series 2006-C1, Class K*	5.73	†	02/15/39	2,358	1,607,927
Series 2006-C4, Class K*	6.30		09/15/39	2,970	2,026,912

					4,274,536

GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G*	6.04		08/11/36	3,000	3,015,261
Series 2002-2A, Class H*	6.31		08/11/36	2,000	1,999,372

					5,014,633

GMAC Commercial Mortgage Securities
Series 2006-C1, Class G*	5.61		11/10/45	2,500	1,911,473

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
				Principal
Portfolio of Investments	Interest			Amount	Value
November 30, 2007	Rate		Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Series 2003-LN1, Class G*	5.61	†%	10/15/37	$1,600	$1,422,496
Series 2006-CIBC14, Class H*	5.72	†	12/12/44	1,211	830,926
Series 2007-LD11, Class K*	6.01	†	06/15/49	1,879	1,062,518

					3,315,940

Morgan Stanley Capital I
Series 2004-HQ4, Class G*	5.53		04/14/40	1,000	893,761
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*	7.19		01/11/22	2,000	2,180,300
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L*	5.13		04/15/47	1,788	871,600
Series 2005-C16, Class H*	5.54	†	10/15/41	2,000	1,551,392

					2,422,992

Total Commercial Mortgage Backed Securities
(Cost – $36,043,358)					28,837,201

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 28.0%
Subordinated Collateralized Mortgage Obligations – 28.0%
Banc of America Funding Corp.
Series 2005-2, Class B4	5.66	†	04/25/35	849	623,737
Series 2005-2, Class B5	5.66	†	04/25/35	680	298,179
Series 2005-2, Class B6	5.66	†	04/25/35	511	102,136

					1,024,052

Bank of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50		04/25/34	971	394,152
Series 2004-3, Class 30B5	5.50		04/25/34	681	152,415

					546,567

Bank of America Mortgage Securities, Inc.
Series 2004-A, Class B4	4.03	†	02/25/34	1,603	1,307,166
Series 2003-10, Class 1B4	5.50		01/25/34	540	430,061
Series 2002-10, Class 1B3	6.00		11/25/32	1,388	1,380,619

					3,117,846

Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50		07/25/32	2,422	2,422,308
Series 2002-4, Class B2	6.50		07/25/32	969	968,924
Series 2002-4, Class B3	6.50		07/25/32	565	561,627
Series 2002-4, Class B4	6.50		07/25/32	323	312,190
Series 2002-4, Class B5	6.50		07/25/32	242	237,387
Series 2002-4, Class B6*	6.50		07/25/32	323	258,381

					4,760,817

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
				Principal
Portfolio of Investments	Interest			Amount	Value
November 30, 2007	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Countrywide Home Loans Series 2003-J13, Class B3	5.22%		01/25/34	$355	$264,790
Series 2003-J13, Class B5	5.22		01/25/34	267	80,091
Series 2007-11, Class B2	6.00		08/25/37	499	374,578
Series 2007-17, Class B1	6.24		10/25/37	573	458,746

					1,178,205

First Horizon Alternative Mortgage Securities
Series 2005-AA6, Class B4	5.42	†	08/25/35	844	529,652
Series 2005-AA6, Class B5	5.42	†	08/25/35	794	381,196
Series 2005-AA6, Class B6	5.42	†	08/25/35	369	33,183

					944,031

First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4*	5.45	†	07/25/35	411	232,559
Series 2005-5, Class B4*	5.46	†	10/25/35	706	385,660
Series 2005-5, Class B5*	5.46	†	10/25/35	529	185,546
Series 2005-5, Class B6*	5.46	†	10/25/35	531	106,140

					909,905

G3 Mortgage Reinsurance Ltd.
Series 1, Class E* (c)	24.79	†	05/25/08	4,062	4,117,034
Harborview Mortgage Loan Trust
Series 2005-14, Class B4*	5.70	†	12/19/35	393	254,656
Series 2005-1, Class B4* (a)	6.44	†	03/19/35	540	480,908
Series 2005-1, Class B5* (a)	6.44	†	03/19/35	784	445,650
Series 2005-1, Class B6* (a)	6.44	†	03/19/35	847	127,071
Series 2005-9, Class B11*	6.49	†	06/20/35	520	364,075
Series 2005-2, Class B4* (a)	6.77	†	05/19/35	1,296	859,667

					2,532,027

JP Morgan Mortgage Trust
Series 2003-A1, Class B4	4.47	†	10/25/33	531	403,763
Series 2007-CB18, Class G*	5.92		06/12/47	600	373,410
Series 2006-A6, Class B5	6.01		10/25/36	913	351,063
Series 2006-A6, Class B6	6.01		10/25/36	1,143	342,866

					1,471,102

RAAC Series
Series 2005-SP1, Class M3	5.51		09/25/34	311	233,485
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25		02/25/34	437	246,034
Series 2003-S7, Class B2	5.50		05/25/33	509	178,208
Series 2003-S7, Class B3	5.50		05/25/33	309	185,719
Series 2006-SA1, Class B2*	5.67		02/25/36	822	385,233
Series 2006-SA1, Class B3*	5.67		02/25/36	685	95,923

					1,091,117

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
				Principal
Portfolio of Investments	Interest			Amount	Value
November 30, 2007	Rate		Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Resix Finance Limited Credit-Linked Note Series 2005-C, Class B7*	7.76	†%	09/10/37	$1,938	$1,598,492
Series 2004-C, Class B7*	8.16	†	09/10/36	953	845,672
Series 2006-C, Class B9*	8.80	†	07/15/38	1,496	1,264,160
Series 2004-B, Class B8*	9.41	†	02/10/36	770	682,516
Series 2003-CB1, Class B8*	11.41	†	06/10/35	920	937,300
Series 2004-B, Class B9*	12.91	†	02/10/36	1,179	1,156,029
Series 2004-A, Class B10*	16.16	†	02/10/36	471	493,238

					6,977,407

Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34	†	05/25/35	483	283,333
Series 2005-6, Class B6	5.34	†	05/25/35	483	221,610
Series 2005-6, Class B7	5.34	†	05/25/35	322	32,158

					537,101

Washington Mutual Mortgage Securities Corp.
Series 2005-AR2, Class B9	5.99	†	01/25/45	618	436,533
Series 2005-AR2, Class B10* (a)	5.99	†	01/25/45	1,477	1,311,614
Series 2002-AR12, Class B4	7.19	†	10/25/32	169	168,022
Series 2002-AR12, Class B5	7.19	†	10/25/32	126	124,159
Series 2002-AR12, Class B6	7.19	†	10/25/32	211	63,304

					2,103,632

Wells Fargo Mortgage Backed Securities Trust Series 2002, Class B5	6.00		06/25/32	341	314,956

Total Subordinated Collateralized Mortgage Obligations
(Cost – $37,760,973)					31,859,284

Total Non-Agency Residential Mortgage Backed Securities
(Cost – $37,760,973)					31,859,284

SHORT TERM INVESTMENTS – 0.1%
United States Treasury Bill (cost $99,801)	3.68		12/20/07	100 #	99,832

Total Investments – 129.8%
(Cost – $161,087,076)					147,447,652
Liabilities in Excess of Other Assets – (29.8)%					(33,815,910)

NET ASSETS – 100.0%					$113,631,742

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
†	—	Variable Rate Security: Interest rate is the rate in effect as of November 30, 2007.
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date these coupons increase to LIBOR plus a predetermined margin.
(b)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(c)	—	Security valued in good faith pursuant to fair value procedures adopted by the Board of Directors. As of November 30, 2007, the total value of all such securities was $5,379,930 or 4.7% of net assets.
(d)	—	Investments in sub-prime security. As of November 30, 2007, the total value of all such investments was $45,175 or 0.04% of net assets.
#	—	Portion or entire principal amount held as collateral for open future contracts (Note 8).

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Assets and Liabilities
November 30, 2007

Assets:
Investments in securities, at market (cost $161,087,076) (Note 2)	$147,447,652
Cash	1,808,430
Cash collateral held for margin requirements on swap contracts	1,670,000
Interest receivable	894,248
Principal paydowns receivable	2,516,916
Receivable for variation margin	6,391
Net swap premiums paid	165,625
Prepaid expenses	3,242

Total assets	154,512,504

Liabilities:
Reverse repurchase agreements (Note 6)	30,309,000
Interest payable for reverse repurchase agreements (Note 6)	54,972
Payable for fund shares repurchased	97,478
Unrealized depreciation on swap contracts (Note 8)	10,306,024
Investment advisory fee payable (Note 4)	63,123
Administration fee payable (Note 4)	20,092
Accrued expenses	30,073

Total liabilities	40,880,762

Net Assets (equivalent to $11.21 per share based on 10,134,106 shares issued and outstanding)	$113,631,742

Composition of Net Assets:
Capital stock, at par value ($.01, 50,000,000 shares authorized) (Note 7)	$101,341
Additional paid-in capital (Note 7)	144,052,823
Undistributed net investment income	522,177
Accumulated net realized loss	(7,134,433)
Net unrealized depreciation on investments, swap contracts and futures	(23,910,166)

Net assets applicable to capital stock outstanding	$113,631,742

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Operations
For the Year Ended November 30, 2007

Investment Income (Note 2):
Interest	$12,758,963

Expenses:
Investment advisory fee (Note 4)	866,516
Administration fee (Note 4)	274,620
Insurance	107,761
Custodian	80,259
Directors’ fees	79,840
Reports to stockholders	56,466
Accounting and tax services	50,435
Legal	40,931
Transfer agency	25,271
Registration fees	25,000
Miscellaneous	25,905

Total operating expenses	1,633,004
Interest expense on reverse repurchase agreements (Note 6)	1,253,471

Total expenses	2,886,475

Net investment income	9,872,488

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain/(loss) on:
Investment transactions	(106,902)
Futures transactions	216,793
Swap contracts	(3,275,332)

Net realized loss on investment transactions, futures transactions and swap contracts	(3,165,441)

Net change in unrealized appreciation/depreciation on:
Investments	(14,938,551)
Futures	(22,217)
Swap contracts	(10,559,624)

Net change in unrealized appreciation/depreciation on investments, futures and swap contracts	(25,520,392)

Net realized and unrealized loss on investments, futures and swap contracts	(28,685,833)

Net decrease in net assets resulting from operations	$(18,813,345)

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statements of Changes in Net Assets
	For The Year	For The Year
	Ended	Ended
	November 30, 2007	November 30, 2006

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$9,872,488	$9,323,679
Net realized gain (loss) on investment transactions, futures transactions and swap contracts	(3,165,441)	105,517
Net change in unrealized appreciation/depreciation on investments, futures and swap contracts	(25,520,392)	2,492,467

Net increase (decrease) in net assets resulting from operations	(18,813,345)	11,921,663

Dividends to Stockholders (Note 2):
Net investment income	(10,955,634)	(10,955,522)

Capital Stock Transactions (Note 7):
Net asset value of shares issued through dividend reinvestment (0 and 104 shares, respectively)	—	1,465
Cost of shares repurchased (10,000 and 0 shares, respectively)	(97,478)	—

Net increase (decrease) from capital stock transactions	(97,478)	1,465

Total increase (decrease) in net assets	(29,866,457)	967,606
Net Assets:
Beginning of year	143,498,199	142,530,593

End of year (including undistributed net investment income of $522,177 and $799,245, respectively)	$113,631,742	$143,498,199

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Cash Flows
For the Year Ended November 30, 2007

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(18,813,345)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(169,969,205)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	207,446,914
Sales of short-term portfolio investments, net	2,003,535
Increase in net swap premiums paid	(165,625)
Decrease in interest receivable	59,326
Increase in receivable for principal paydowns	(2,465,086)
Increase in prepaid expenses	(3,242)
Decrease in variation margin receivable	39,031
Increase in interest payable for reverse repurchase agreements	36
Decrease in payable for investments purchased	(11,097,560)
Decrease in investment advisory fee payable	(13,108)
Decrease in administration fee payable	(4,033)
Decrease in accrued expenses and other liabilities	(61,105)
Net amortization and paydown gain on investments	(1,259,778)
Unrealized depreciation on investments	14,938,551
Unrealized depreciation on swaps	10,559,624
Net realized loss on investment transactions	106,902

Net cash provided by operating activities	31,301,832

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(17,451,625)
Dividends paid to stockholders, net of reinvestments	(10,955,634)

Net cash used for financing activities	(28,407,259)

Net increase in cash	2,894,573
Cash at beginning of year	583,857

Cash at end of year	$3,478,430

Interest payments for the year ended November 30, 2007, totaled $1,253,435.

Cash at the beginning of the year includes $27,450 received for margin requirements on open futures contracts.

Cash at the end of the year includes $1,670,000 received for margin requirements on swap contracts.

Non-cash financing activity:
  Increase in payable for fund shares repurchased $97,498.

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Financial Highlights
	For the Year Ended November 30,
	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.15	$14.05	$14.56	$14.41	$14.10

Net investment income	0.97	0.92	1.16	1.20	1.22
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(2.83)	0.26	(0.46)	0.25	0.39

Net increase (decrease) in net asset value resulting from operations	(1.86)	1.18	0.70	1.45	1.61

Net effect of shares repurchased	0.00*	—	—	—	—

Dividends from net investment income	(1.08)	(1.08)	(1.21)	(1.30)	(1.30)

Net asset value, end of year	$11.21	$14.15	$14.05	$14.56	$14.41

Market price, end of year	$9.98	$14.08	$12.70	$14.61	$14.67

Total Investment Return+	(22.54)%	20.36%	(5.20)%	9.10%	17.55%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000’s)	$113,632	$143,498	$142,531	$147,645	$146,180
Operating expenses	1.23%	1.18%	1.24%	1.25%	1.28%
Interest expense	0.94%	1.87%	1.45%	0.58%	0.51%
Total expenses	2.17%	3.05%	2.69%	1.83%	1.79%
Net expenses	2.17%	3.05%	2.69%	1.83%	1.79%
Net investment income	7.41%	6.60%	8.05%	8.23%	8.54%
Portfolio turnover rate	101%	93%	46%	65%	78%

+	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

1.  The Fund

The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund’s investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:  Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased:  The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

Short Sales:  The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts:  A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements:  The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Payments paid or received upon the opening of a swap agreement are included in Swap premiums paid or received in the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon the termination or maturity of the swap. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of November 30, 2007.

When-Issued Purchases and Forward Commitments:  The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management, Inc. (the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities Transactions and Investment Income:  Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes:  It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions:  The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information:  The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements:  The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3.  Risks of Investing in Asset-Backed Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

4.  Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the year ended November 30, 2007, the Advisor earned $866,516 in investment advisory fees.

The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the year ended November 30, 2007 the Administrator earned $274,620 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator, except for NQ filing fees.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and/or Administrator.

Effective as of July 13, 2007, Michelle Russell-Dowe has become the portfolio manager of the Fund. Ms. Russell-Dowe is a Managing Director of the Advisor and a Senior Portfolio Manager with over 14 years of industry experience. She joined the Advisor in 1999, and as head of the residential mortgage-backed securities (“RMBS”) and asset-backed securities (“ABS”) investment team, Ms. Russell-Dowe is responsible for the Advisor’s RMBS and ABS exposures and the establishment of RMBS and ABS portfolio objectives and strategies.

5.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2007, were $12,333,334 and $23,299,812, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2007, were $157,635,136 and $184,491,861, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

6.  Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2007, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$14,645,000	Merrill Lynch 4.00%, dated 11/15/07, maturity date 12/06/07	$14,679,172
3,090,000	Merrill Lynch 3.95%, dated 11/15/07, maturity date 12/06/07	3,097,120
5,905,000	Bear Stearns 4.70%, dated 11/13/07, maturity date 12/17/07	5,931,212
2,679,000	Lehman Brothers 5.00%, dated 11/20/07, maturity date 12/18/07	2,689,418
2,026,000	Lehman Brothers 5.00%, dated 11/21/07, maturity date 12/21/07	2,034,442
1,964,000	Lehman Brothers 5.00%, dated 11/21/07, maturity date 12/21/07	1,972,183

$30,309,000

	Maturity Amount, Including Interest Payable	$30,403,547

	Market Value of Assets Sold Under Agreements	$31,239,510

	Weighted Average Interest Rate	4.35%

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2007, was approximately $26,795,869 at a weighted average interest rate of 4.68%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $47,989,470 as of December 11, 2006, which was 28.14% of total assets.

7.  Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 10,134,106 shares outstanding at November 30, 2007, the Advisor owned 7,018 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 1.5 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the year ended November 30, 2006, no shares were repurchased. For the year ended November 30, 2007, 10,000 shares have been repurchased at a cost of $97,478 and at an average discount of 16.11% from its net asset value. All shares repurchased have been retired.

8.  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2007.

As of November 30, 2007, the following swap agreements were outstanding:

	Expiration		Net Unrealized
Notional Amount	Date	Description	Appreciation/(Depreciation)

$ 1,500,000	11/07/09	Agreement with JP Morgan, dated 11/5/07 to pay semi-annually the notional amount multiplied by 4.40% and to receive quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	$(12,037)
2,000,000	11/08/09	Agreement with JP Morgan, dated 11/6/07 to pay semi-annually the notional amount multiplied by 4.45% and to receive quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	(17,903)
15,000,000	04/10/12	Agreement with JP Morgan, dated 04/10/07 to receive semi-annually the notional amount multiplied by 4.96% and to pay quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	492,813
5,000,000	08/12/41	Agreement with Greenwich Capital, dated 12/06/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a writedown or failure to pay a principal payment or an interest shortfall on MSC 2006-T23 H.	(2,284,814)
5,000,000	10/12/41	Agreement with Greenwich Capital, dated 12/06/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a writedown or failure to pay a principal payment on or an interest shortfall on BSCMS 2006-T24 H.	(1,835,267)

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

	Expiration		Net Unrealized
Notional Amount	Date	Description	Appreciation/(Depreciation)

$ 5,000,000	02/11/44	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a writedown or failure to pay a principal payment or an interest shortfall on BSCMS 2007-PW15 H.	$(1,889,002)
1,250,000	07/25/45	Agreement with Royal Bank of Scotland, dated 06/27/07 to pay monthly the notional amount multiplied by 1.54% and to receive only in the event of a writedown or failure to pay a principal payment or an interest shortfall on ABX HE BBB 06-1.	671,897
5,000,000	10/15/48	Agreement with Bear Stearns, dated 12/01/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a writedown or failure to pay a principal payment on or an interest shortfall on WBCMT 2006-C28 J.	(2,068,721)
5,000,000	01/15/49	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.45% and to pay only in the event of a writedown or failure to pay a principal payment or an interest shortfall on CSMC 2007-C2 K.	(1,501,889)
5,000,000	11/12/49	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a writedown or failure to pay a principal payment or an interest shortfall on MSC 2007-T25 H.	(1,861,101)

			$(10,306,024)

As of November 30, 2007, the following futures contracts were outstanding:

Long:

				Value at
Notional		Expiration	Cost at	November 30,	Unrealized
Amount	Type	Date	Trade Date	2007	Appreciation

$9,900,000	5 Yr. U.S. Treasury Note	March 2008	$10,844,336	$10,900,828	$56,492

Short:

				Value at
Notional		Expiration	Cost at	November 30,	Unrealized
Amount	Type	Date	Trade Date	2007	Depreciation

$2,800,000	10 Yr. U.S. Treasury Note	March 2008	$3,148,478	$3,169,688	$(21,210)

9.  Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

During the year ended November 30, 2007, the tax character of the $10,955,634 of distributions paid was entirely from ordinary income. During the year ended November 30, 2006, the tax character of the $10,955,522 of distributions paid was also entirely from ordinary income.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

At November 30, 2007, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed ordinary income	$529,327
Capital loss carryforward	(4,018,424)
Post October capital loss deferrals	(3,080,727)

Book basis unrealized depreciation	(23,910,166)
Plus: Cumulative timing differences	(42,432)

Net unrealized depreciation on investments and swap contracts	(23,952,598)

Total tax basis net accumulated losses	$(30,522,422)

The difference between undistributed ordinary income on a tax basis and book undistributed net investment income is due to the differing treatment of swap interest income (expense) for tax purposes. The differences between the tax basis capital loss carryforward and book accumulated net realized loss is due to the mark to market of futures, differing book/tax treatment of swap interest income (expense) and the deferral of post-October realized losses for tax purposes. The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.

Capital Account Reclassification:  At November 30, 2007, the Funds undistributed net investment income was increased by $806,078 with an offsetting increase in accumulated net realized loss. These adjustments were primarily the result of permanent book/tax differences related to current period paydown reclassifications and swap interest income (expense) reclassifications.

Federal Income Tax Basis:  The federal income tax basis of the Fund’s investments at November 30, 2007 was $161,087,076. Net unrealized depreciation was $13,639,424 (gross unrealized appreciation — $1,888,750; gross unrealized depreciation — $15,528,174). At November 30, 2007, the Fund had a capital loss carryforward of $4,018,424, of which $1,070,268 expires in 2011, $1,251,786 expires in 2013, $767,748 expires in 2014 and $928,622 expires in 2015, available to offset any future gains, to the extent provided by regulations.

10.  Subsequent Events

Dividend:  The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend		Payable
Per Share	Record Date	Date

$0.090	12/18/07	12/27/07
$0.090	12/24/07	01/28/08

11.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.  New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2007

beginning after December 15, 2006. As of November 30, 2007, the Fund has not completed its evaluation of the impact, if any, that will result from adopting FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS no. 157 applies to fair value measurements already required or permitted by existing standards. SFAS no. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Fund has not completed it evaluation of the impact of the adoption of SFAS No. 157 and the impact on the amounts reported in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of
The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 2004, have been audited by other auditors, whose report dated January 26, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. as of November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP
Philadelphia, Pennsylvania
January 24, 2008

TAX INFORMATION (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2007) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 8.75% of the Fund’s distributions during the fiscal year ended November 30, 2007 were earned from U.S. Treasury obligations. None of the Fund’s distributions qualify for the dividends received deduction available to corporate stockholders.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar 2007. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

COMPLIANCE CERTIFICATIONS (Unaudited)

On April 27, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Brookfield Strategic Mortgage Fund, Inc. (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Disinterested Director

Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Chairman Elected December 2003 Director since June 2002, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006-Present); Director of Student Loan Corporation (“STU”) (2005-Present); Director of Apex Silver Corp. (“SIL”) (2007-Present); General Partner of Resource Capital II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2008). Trustee of Columbia Atlantic Funds (2007-Present).	4

Disinterested Directors

Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 71	Director since June 2002, Member of the Audit Committee, Member of the Nominating and Compensation Committee, Member of the Executive Committee Elected for Three Year Term	Director and/or Trustee of several investment companies advised by the Advisor or by its affiliates (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director and/or Trustee of several investment companies advised by the Advisor or its affiliates (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	4

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Interested Director

Class III Director to serve until 2008 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Director since December 2003, Member of the Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President, Chief Executive Officer and Director of Crystal River Capital, Inc., (“CRZ”) (2005-Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	4

Disinterested Director

Class III Director to serve until 2008 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director since September 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005-Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	4

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	President	Elected Annually Since June 2002	Please see “Information Concerning Directors.”

John. J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 48	Vice President	Elected Annually Since July 2007**	Director (2002-Present), Chief Executive Officer (February 2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; Vice President of several investment companies advised by the Advisor (July 2007-Present); Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 48	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfield Operations and Management Services, LLC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002-2006) of the Advisor (1995-2006); Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 39	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President, General Counsel and Assistant Secretary of Crystal River Capital, Inc. (November 2006-Present); Secretary of several investment companies advised by the Advisor (November 2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Director and CCO (September 2006-Present), Assistant General Counsel (July 2006-Present), Compliance Officer (July 2005-August 2006) of the Advisor; CCO of several investment companies advised by the Advisor (November 2006-Present); Assistant Secretary of Crystal River Capital, Inc. (April 2007-Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

**	John H. Dolan served as the Vice President of the Fund until July 2007.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION

SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116

CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116

TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Stockholder Services:
1 (800) 937-5449

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
Two Penn Center, Suite 820
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.

Quarterly Portfolio Schedule:  The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John J. Feeney, Jr.
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

*  Audit Committee Members

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The Hyperion Brookfield Strategic
Mortgage Income Fund, Inc.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Item 2. Code of Ethics.
     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Josielyne Pacifico at 1-800-HYPERION or by writing to Ms. Pacifico at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that two members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake and Louis P. Salvatore. Mr. Drake and Mr. Salvatore are each independent.
Item 4. Principal Accountant Fees and Services.
     Audit Fees
     For the fiscal year ended November 30, 2007, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $55,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.
     For the fiscal year ended November 30, 2006, BBD billed the Registrant aggregate fees of $59,000 and PriceWaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees of $3,533 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.
     Tax Fees
     For the fiscal year ended November 30, 2007, BBD billed the Registrant aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.
     For the fiscal year ended November 30, 2006, BBD billed the Registrant aggregate fees of $6,435 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

     Audit-Related Fees
     For the fiscal year ended November 30, 2007, there were no Audit-related fees.
     For the fiscal year ended November 30, 2006, PwC billed the Registrant aggregate fees of $100 for assurance and related services reasonably related to the audit of the Registrant’s annual financial statements. The nature of the services comprising the Audit-Related Fees was administrative costs to PwC related to its completion of the audit of the Registrant’s annual financial statements.
     All Other Fees
     For the fiscal years ended November 30, 2006 and November 30, 2007, there were no Other Fees.
Item 5. Audit Committee of Listed Registrants.
     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.
Item 6. Schedule of Investments.
     Please see Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
POLICIES AND PROCEDURES FOR VOTING PROXIES
     1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Funds.
     2. Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.
     3. Policy for Voting Proxies.
     (a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.
     (b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.
     The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Funds’ shareholders.

     4. Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.
     5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.
     6. Non-routine Proposals.
     (a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.
     (b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.
     7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager. The chief investment officer or his delegatee shall be the proxy manager.
     8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Portfolio Manager
As of February 1, 2008, Michelle Russell-Dowe is responsible for the day to day management of the Fund’s portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Senior Portfolio Manager with over 12 years of industry experience. She joined the Adviser in 1999, and as head of the RMBS and ABS investment team, Ms. Russell-Dowe is responsible for the Adviser’s RMBS and ABS exposures and the establishment of RMBS and ABS portfolio objectives and strategies.
     Management of Other Accounts
The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				# of Accounts
		Total # of Accounts		Managed with	Total Assets with
Name of Portfolio		Managed as of		Advisory Fee Based	Advisory Fee Based
Manager	Type of Accounts	November 30, 2007	Total Assets	on Performance	on Performance
	Registered Investment Company	3	$841 million	0	0
Michelle Russell-Dowe	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	11	$4.806 billion	1	$1.482 billion
     Share Ownership
The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio manager as of November 30, 2007.

Dollar Range of Securities Owned

Michelle Russell-Dowe	$1,001 — $10,000

     Portfolio Manager Material Conflict of Interest
Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Fund.
These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.
The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

     Portfolio Manager Compensation
The Fund’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.
The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     FUND PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number of
			Shares Purchased as	Shares that may be
			Part of Publicly	Purchased Under the
	Total Number of	Average Price Paid	Announced Program	Program
Period	Shares Purchased	per Share	(a)	(a)
June 1 through June 30	0	—	0	1,521,500
July 1 through July 31	0	—	0	1,521,500
August 1 through August 31	0	—	0	1,521,500
September 1 through September 30	0	—	0	1,521,500
October 1 through October 31	0	—	0	1,521,500
November 1 through November 30	10,000	$9.75	10,000	1,521,500

Total	10,000	$9.75	10,000	1,521,500

(a)	Pursuant to the Fund’s stock repurchase program, which was announced in a letter sent to shareholders on September 12, 2007, up to 15% of the original 10,144,002 outstanding common share are authorized for repurchase.

Item 10. Submission of Matters to a Vote of Security Holders.
     None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.
(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) None.
     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.
     (3) None.
(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer
Date: February 1, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer
Date: February 1, 2008

By:	/s/ Thomas F. Doodian
Thomas F. Doodian
Treasurer and Principal Financial Officer
Date: February 1, 2008